Exhibit 10.9

Execution Version

FORWARD PURCHASE AGREEMENT

This Forward Purchase Agreement (this “Agreement”) is entered into as of March 18, 2021, between TPG Pace Beneficial II Corp., a Cayman Islands exempted company (the “Company”), TPG Holdings III, L.P. (the “Purchaser”), a Delaware limited partnership and an affiliate of TPG Global, LLC, a Delaware limited liability company (“TPG”) and TPG Pace Beneficial II Sponsor, Series LLC, a Delaware series limited liability company (the “Sponsor”), solely for the purposes of Section 9(t). The amount of Class A Shares (as defined below) subject to forward purchase by the Purchaser will be set forth, from time to time, in an appendix hereto.

RECITALS

WHEREAS, the Company was formed for the purpose of effecting a merger, capital share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”);

WHEREAS, the Company has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-1 (the “Registration Statement”) for its initial public offering (“IPO”) of 35,000,000 Class A ordinary shares, par value $0.0001 (the “Class A Shares”) (or 40,250,000 Class A Shares if the IPO over-allotment option is exercised in full), which amounts may be adjusted in connection with the Company’s marketing efforts relating to the IPO, at a price of $10.00 per Class A Share (the “Public Shares”);

WHEREAS, following the closing of the IPO (the “IPO Closing”), the Company will seek to identify and consummate a Business Combination; and

WHEREAS, pursuant to this Agreement, immediately prior to consummation of the Company’s Business Combination (the “Business Combination Closing”), the Purchaser shall purchase in the aggregate from the Company, on a private placement basis, no less than 5,000,000 Class A Shares at a price of $10.00 per Class A Share (the “Forward Purchase Shares”) at an aggregate purchase price of $50,000,000 (the “Forward Purchase Price”), in accordance with Section 1 herein and otherwise in accordance with the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the promises, representations, warranties and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.             Sale and Purchase.

(a)            Forward Purchase Shares.

(i)                Forward Purchase. As provided in this Agreement, immediately prior to the Business Combination Closing, the Purchaser shall purchase no less than 5,000,000 Forward Purchase Shares at a price of $10.00 per Forward Purchase Share (the “Forward Purchase”). The Forward Purchase shall be effectuated, in one or more private placements of Forward Purchase Shares.

(ii)              The Company shall require the Purchaser to purchase the Forward Purchase Shares by delivering notice (a “Notice”) to the Purchaser, at least ten (10) Business Days before the funding of the Forward Purchase Price, specifying the anticipated date of the Business Combination Closing. At least two (2) Business Days before the anticipated date of the Business Combination Closing specified in a Notice, the Purchaser shall fund the Forward Purchase Price in an amount set forth in a Notice in full in free and clear funds (to an account notified by the Company to the Purchaser). If the Business Combination Closing does not occur within ten (10) days after the Purchaser funds the Forward Purchase Price in full, the Forward Purchase Price shall automatically return to the Purchaser, provided that the return of the Forward Purchase Price shall not terminate this Agreement or otherwise relieve any party of any of its obligations hereunder. For the purposes of this Agreement, “Business Day” means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions are generally authorized or required by law or regulation to close in the City of New York, New York. The obligation to consummate the Forward Purchase set forth in this Section 1(a)(ii) shall be transferable or assignable by the Purchaser to one or more third parties (the “Forward Transferees”) to the extent set forth in Section 4(c) and Section 9(t).

(iii)             The closing of the sale of the Forward Purchase Shares (the “Forward Closing”) shall be held on the day immediately prior to, or on the the same date and immediately prior to the Business Combination Closing. At the Forward Closing, the Company shall issue to the Purchaser the Forward Purchase Shares, equal to the amount of the Forward Purchase set forth in a Notice.

(iv)             At the Forward Closing, upon payment of the Forward Purchase Price, the Company shall issue the Forward Purchase Shares to the Purchaser (or any Forward Transferee) in book-entry form, free and clear of any liens or other restrictions whatsoever (other than those arising under state or federal securities laws), registered in the name of the Purchaser (or its nominee in accordance with its delivery instructions), or to a custodian designated by the Purchaser, as applicable, pursuant to written instructions delivered by the Purchaser.

(b)           Legends. Each book entry for the Forward Purchase Shares shall contain a notation, and each certificate (if any) evidencing the Forward Purchase Shares shall be stamped or otherwise imprinted with a legend, in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT AND LAWS. THE SALE, PLEDGE, HYPOTHECATION, OR TRANSFER OF THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN FORWARD PURCHASE AGREEMENT BY AND AMONG THE HOLDER AND THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.”

(c)           Certificates. The Company shall cooperate with the Purchaser, at its request, to facilitate the timely preparation and delivery of physical certificates representing the Forward Purchase Shares and enable such certificates to be in such denominations or amounts, as the case may be, as the Purchaser may reasonably request and registered in such names as the Purchaser may request. Any such physical certificates shall be stamped or otherwise imprinted with a legend substantially in the form set forth in Section 1(b).

(d)           Legend Removal. If the Forward Purchase Shares are eligible to be sold without restriction under, and without the Company being in compliance with the current public information requirements of, Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), then at the Purchaser’s request, the Company will cause the Company’s transfer agent to remove the legend set forth in Section 1(b) and Section 1(c). In connection therewith, if required by the Company’s transfer agent, the Company will promptly cause an opinion of counsel to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent that authorize and direct the transfer agent to issue such Forward Purchase Shares without any such legend.

2.             Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Company and the Placement Agents (as defined below) as follows, as of the date hereof:

(a)            Organization and Power. If the Purchaser is not an individual, the Purchaser is duly formed or incorporated and is validly existing in good standing under the laws of the jurisdiction of its formation or incorporation, with power and authority to enter into, deliver and perform its obligations under this Agreement. If the Purchaser is an individual, the Purchaser has the authority to enter into, deliver and perform its obligations under this Agreement.

(b)           Authorization. If the Purchaser is not an individual, this Agreement has been duly authorized, executed and delivered by the Purchaser. If the Purchaser is an individual, the signature on this Agreement is genuine, and the Purchaser has legal competence and capacity to execute the same. This Agreement, when executed and delivered by the Purchaser, will constitute the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, or (iii) to the extent the indemnification provisions contained in the Registration Rights (as defined below) may be limited by applicable federal or state securities laws.

(c)           Governmental Consents and Filings. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Purchaser in connection with the consummation of the transactions contemplated by this Agreement.

(d)          Compliance with Other Instruments. The execution, delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Purchaser or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Purchaser or any of its subsidiaries is a party or by which the Purchaser or any of its subsidiaries is bound or to which any of the property or assets of the Purchaser or any of its subsidiaries is subject, which would reasonably be expected to have a material adverse effect on the business, properties, financial condition, shareholders’ equity or results of operations of the Purchaser and any of its subsidiaries or materially affect the legal authority of the Purchaser to comply in all material respects with the terms of this Agreement; (ii)  if the Purchaser is not an individual, result in any violation of the provisions of the organizational documents of the Purchaser; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Purchaser or any of its subsidiaries or materially affect the legal authority of the Purchaser to comply in all material respects with this Agreement.

(e)            Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Forward Purchase Shares to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of any state or federal securities laws, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of law (other than as set forth herein). By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person (other than another the Purchaser, if applicable) to sell, transfer or grant participations to such Person, with respect to any of the Forward Purchase Shares. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or any government or any department or agency thereof.

(f)            Disclosure of Information. In making its decision to purchase the Forward Purchase Shares, the Purchaser represents that it has relied solely upon independent investigation made by the Purchaser. The Purchaser acknowledges and agrees that the Purchaser has received such information as Purchaser deems necessary in order to make an investment decision with respect to the Forward Purchase Shares. The Purchaser represents and agrees that the Purchaser and the Purchaser’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as the Purchaser and such the Purchaser’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Forward Purchase Shares. Without limiting the generality of the foregoing, the Purchaser acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including, without limitation, the Company, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Northland Securities, Inc. and Siebert Williams Shank & Co. (collectively, the “Placement Agents”), any of their respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing), other than the statements, representations and warranties of Company expressly contained in Section 3 of this Agreement, in making its investment or decision to invest in the Company. The Purchaser further acknowledges and agrees that the Placement Agents and their affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing have not made any independent investigation with respect to the Company or its subsidiaries or any of their respective businesses, or the Forward Purchase Shares or the accuracy, completeness or adequacy of any information supplied to the Purchaser by the Company. The Purchaser further acknowledges and agrees that in connection with the issue and purchase of the Forward Purchase Shares, the Placement Agents have not acted as its financial advisor or fiduciary.

(g)            Restricted Shares. The Purchaser understands that the offer and sale of the Forward Purchase Shares to the Purchaser has not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser understands that the Forward Purchase Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Forward Purchase Shares indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Forward Purchase Shares for resale, except as provided herein (the “Registration Rights”). The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Forward Purchase Shares, and on requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy. The Purchaser understands that the offering of the Forward Purchase Shares is not and is not intended to be part of the IPO, and that the Purchaser will not be able to rely on the protection of Section 11 of the Securities Act with respect to such Forward Purchase Shares.

(h)            No Public Market. The Purchaser understands that the Forward Purchase Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Forward Purchase Shares have not been registered under the Securities Act. The Purchaser understands and agrees that the Forward Purchase Shares will be subject to transfer restrictions and, as a result of these transfer restrictions, the Purchaser may not be able to readily resell the Forward Purchase Shares and may be required to bear the financial risk of an investment in the Forward Purchase Shares for an indefinite period of time. The Purchaser understands that no public market now exists for the Forward Purchase Shares, and that the Company has made no assurances that a public market will ever exist for the Forward Purchase Shares.

(i)            High Degree of Risk. The Purchaser acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Forward Purchase Shares. The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Forward Purchase Shares, and the Purchaser has sought such accounting, legal and tax advice as the Purchaser has considered necessary to make an informed investment decision. The Purchaser has adequately analyzed and fully considered the risks of an investment in the Forward Purchase Shares and determined that the Forward Purchase Shares are a suitable investment for the Purchaser and that the Purchaser is able at this time and in the foreseeable future to bear the economic risk of a total loss of the Purchaser’s investment in the Company. The Purchaser acknowledges specifically that a possibility of total loss exists.

(j)            Accredited Investor. The Purchaser is (i) an Institutional Account as defined in FINRA Rule 4512(c), (ii) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act), (iii) is acquiring the Forward Purchase Shares only for its own account and not for the account of others, or if the Purchaser is subscribing for the Forward Purchase Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is a qualified institutional buyer and the Purchaser has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iv) is not acquiring the Forward Purchase Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act. The Purchaser is not an entity formed for the specific purpose of acquiring the Forward Purchase Shares. The Purchaser qualifies under the exemptions from filing under FINRA Rule 5123(b)(1)(C) or (J).

(k)           No General Solicitation. The Purchaser and its officers, directors, employees, agents, shareholders or partners became aware of this offering of the Forward Purchase Shares solely by means of direct contact between Purchaser and the Company or a representative of the Company, and the Forward Purchase Shares were offered to Purchaser solely by direct contact between Purchaser and the Company or a representative of the Company. Purchaser did not become aware of this offering of the Forward Purchase Shares, nor were the Forward Purchase Shares offered to Purchaser, by any other means. Purchaser acknowledges that the Company represents and warrants that the Forward Purchase Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, any state securities laws or any applicable laws of any other jurisdiction.

(l)             Residence. The Purchaser’s principal place of business is the office or offices located at the address of the Purchaser set forth on the signature page hereof.

(m)           Non-Public Information. The Purchaser acknowledges its obligations under applicable securities laws with respect to the treatment of material non-public information relating to the Company.

(n)           Adequacy of Financing. The Purchaser has available to it sufficient funds to satisfy its obligations under this Agreement.

(o)           Affiliation of Certain FINRA Members. The Purchaser is neither a person associated nor affiliated with Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Northland Securities, Inc. and Siebert Williams Shank & Co. or, to its actual knowledge, any other member of the Financial Industry Regulatory Authority (“FINRA”) that is participating in the IPO, except that the Purchaser is affiliated with TPG Capital BD, LLC.

(p)           Non-Prohibited Investor. The Purchaser represents and warrants that the Purchaser is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons, the Foreign Sanctions Evaders List, the Sectoral Sanctions Identification List or any other similar list of sanctioned persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) as of the date of this Agreement, or any similar list of sanctioned persons maintained, administered, or enforced by the European Union, the United Nations Security Council, or the United Kingdom as of the date of this Agreement (collectively “Sanctions Lists”), (ii) directly or indirectly owned or controlled by, or acting on behalf of, a person, that is named on a Sanctions List, (iii) organized, incorporated, established, located, ordinarily resident, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, or any other country or territory that is the subject of comprehensive Sanctions, (iv) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank, or (v) the Government of Venezuela, as defined in Executive Order 13884 of August 5, 2019 (collectively, a “Prohibited Investor”). The Purchaser represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. section 5311 et seq.), as amended by the USA PATRIOT Act of 2001, and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. The Purchaser also represents that, to the extent required, it maintains policies and procedures reasonably designed to ensure compliance with OFAC-administered sanctions programs, including for the screening of its investors against the Sanctions Lists. The Purchaser further represents and warrants that, to the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by the Purchaser and used to purchase the Forward Purchase Shares were legally derived. The Purchaser also represents and warrants that none of the funds held by the Purchaser and used to purchase the Forward Purchase Shares were obtained, directly or indirectly, from a Prohibited Investor, and that no Prohibited Investor has any property interest therein.

No Other Representations and Warranties; Non-Reliance; Exculpation. Except for the specific representations and warranties contained in this Section 2 and in any certificate or agreement delivered pursuant hereto, none of the Purchaser nor any person acting on behalf of the Purchaser nor any of the Purchaser’s affiliates (the “Purchaser Parties”) has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to the Purchaser and this offering, and the Purchaser Parties disclaim any such representation or warranty. Except for the specific representations and warranties expressly made by the Company in Section 3 of this Agreement and in any certificate or agreement delivered pursuant hereto, the Purchaser Parties specifically disclaim that they are relying upon any other representations or warranties that may have been made by the Company, any person on behalf of the Company or any of the Company’s affiliates (collectively, the “Company Parties”) or the Placement Agents or any of the Placement Agents’ affiliates. The Purchaser acknowledges and agrees that the Placement Agents, their affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing shall have no liability to the Purchaser, or to any other purchaser, pursuant to, arising out of or relating to this Agreement or any other agreement related to the private placement of the Forward Purchase Shares, the negotiation hereof or thereof or its subject matter, or the transactions contemplated hereby or thereby, including, without limitation, with respect to any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Forward Purchase Shares or with respect to any claim (whether in tort, contract or otherwise) for breach of this Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith, as expressly provided herein, or for any actual or alleged inaccuracies, misstatements or omissions with respect to any information or materials of any kind furnished by the Placement Agents, their affiliates or any control persons, officers, directors, employees, partners, agents or representatives. The Purchaser further acknowledges and is aware that the Placement Agents will receive compensation as disclosed in the Registration Statement, including deferred underwriting commissions upon the closing of the Transaction.

3.              Representations and Warranties of the Company. The Company represents and warrants to the Purchaser and Placement Agents as follows:

(a)           Organization and Corporate Power. The Company is an exempted company duly incorporated and validly existing and in good standing as an exempted company under the laws of the Cayman Islands and has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted. The Company has no subsidiaries.

(b)           Capitalization. On the date hereof, the authorized share capital of the Company consists of:

(i)               500,000,000 Class A Shares, par value $0.0001 per share, none of which are issued and outstanding.

(ii)              30,000,000 Class F ordinary shares of the Company, par value $0.0001 per share (the “Class F Shares”), 3,888,889 of which are issued and outstanding as of the date hereof. All of the issued and outstanding Class F Shares have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws.

(iii)             30,000,000 Class G ordinary shares of the Company, par value $0.0001 per share (the “Class G Shares”), 7,777,778 of which are issued and outstanding as of the date hereof. All of the issued and outstanding Class G Shares have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws.

(iv)             5,000,000 preferred shares, par value $0.0001 per share, none of which are issued and outstanding.

(c)           Authorization. All corporate action required to be taken by the Company’s Board of Directors and shareholders in order to authorize the Company to enter into this Agreement and to issue the Forward Purchase Shares has been taken or will be taken prior to the Forward Closing. All action on the part of the shareholders, directors and officers of the Company necessary for the execution and delivery of this Agreement, the performance of all obligations of the Company under this Agreement to be performed as of the Forward Closing, and the issuance and delivery of the Forward Purchase Shares has been taken or will be taken prior to the Forward Closing. This Agreement, when executed and delivered by the Company, shall constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (iii) to the extent the indemnification provisions contained in the Registration Rights may be limited by applicable federal or state securities laws.

(d)           Valid Issuance of Forward Purchase Shares.

(i)                The Forward Purchase Shares, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement and registered in the register of members of the Company will be validly issued, fully paid and nonassessable, as applicable, and free of all preemptive or similar rights, liens, encumbrances and charges with respect to the issue thereof and restrictions on transfer other than restrictions on transfer specified under this Agreement, applicable state and federal securities laws and liens or encumbrances created by or imposed by the Purchaser. Assuming the accuracy of the representations of the Purchaser in this Agreement and subject to the filings described in Section 3(e) below, the Forward Purchase Shares will be issued in compliance with all applicable federal and state securities laws.

(ii)               No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any Company Covered Person (as defined below), except for a Disqualification Event as to which Rule 506(d)(2)(ii—iv) or (d)(3), is applicable. “Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1).

(e)           Governmental Consents and Filings. Assuming the accuracy of the representations and warranties made by the Purchaser in this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to Regulation D of the Securities Act, applicable state securities laws, if any, and pursuant to the Registration Rights.

(f)            Compliance with Other Instruments. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in any violation or default (i) of any provisions of the organizational documents of the Company, (ii) of any instrument, judgment, order, writ or decree to which the Company is a party or by which it is bound, (iii) under any note, indenture or mortgage to which the Company is a party or by which it is bound, (iv) under any lease, agreement, contract or purchase order to which the Company is a party or by which it is bound or (v) of any provision of federal or state statute, rule or regulation applicable to the Company, in each case (other than clause (i)) which would have a material adverse effect on the Company or its ability to consummate the transactions contemplated by this Agreement.

(g)           Operations. As of the date hereof, the Company has not conducted, and prior to the IPO Closing the Company will not conduct, any operations other than organizational activities and activities in connection with offerings of its securities.

(h)           No General Solicitation. Neither the Company, nor any of its officers, directors, employees, agents or shareholders has either directly or indirectly, including, through a broker or finder (i) engaged in any general solicitation, or (ii) published any advertisement in connection with the offer and sale of the Forward Purchase Shares.

(i)            No Other Representations and Warranties; Non-Reliance. Except for the specific representations and warranties contained in this Section 3 and in any certificate or agreement delivered pursuant hereto, none of the Company Parties has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to the Company, this offering, the proposed IPO or a potential Business Combination, and the Company Parties disclaim any such representation or warranty. Except for the specific representations and warranties expressly made by the Purchaser in Section 2 of this Agreement and in any certificate or agreement delivered pursuant hereto, the Company Parties specifically disclaim that they are relying upon any other representations or warranties that may have been made by the Purchaser Parties.

4.             Registration Rights; Transfer

(a)            Registration. The Company agrees that the Purchaser shall have the registration rights set forth on Exhibit A.

(b)           Indemnification.

(i)                 The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless the Purchaser (to the extent a seller under a Forward Registration Statement (as defined in Exhibit A)), the officers, directors, agents, partners, members, managers, shareholders, affiliates, employees and investment advisers of the Purchaser, each person who controls the Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and the officers, directors, partners, members, managers, shareholders, agents, affiliates, employees and investment advisers of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable and documented costs of preparation and investigation and reasonable and documented attorneys’ fees of one law firm (and one firm of local counsel)) and all other reasonable and documented out-of-pocket expenses (collectively, “Losses”), as incurred, that arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in a Forward Registration Statement, any prospectus included in a Forward Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding the Purchaser furnished in writing to the Company by the Purchaser expressly for use therein.

The Company shall notify the Purchaser promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 4 of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Registrable Securities by the Company.

(ii)              The Purchaser shall, severally and not jointly with any other selling shareholder named in a Forward Registration Statement, indemnify and hold harmless the Company, its directors, officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or that are based upon any untrue or alleged untrue statement of a material fact contained in a Forward Registration Statement, any prospectus included in a Forward Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding the Purchaser furnished in writing to the Company by the Purchaser expressly for use therein. In no event shall the liability of the Purchaser be greater in amount than the dollar amount of the net proceeds received by the Purchaser upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)           Transfer. All of the Purchaser’s rights and obligations hereunder with respect to the Forward Purchase may be transferred or assigned, at any time and from time to time prior to the consummation of a Business Combination and in whole or in part, to any Forward Transferees. Upon any such transfer or assignment:

(i)                the applicable Forward Transferee(s) shall execute a joinder to this Agreement in the form attached hereto as Exhibit B (the “Joinder Agreement”), which shall, on the signature page to the Joinder Agreement, reflect the number of Forward Purchase Shares such Forward Transferee(s) shall have the right to purchase (the “Forward Transferee Shares”), and, upon such execution, such Forward Transferee(s) shall have all the same rights and obligations of the Purchaser hereunder with respect to the Forward Transferee Shares, and references herein to the “Purchaser” shall be deemed to refer to and include any such Forward Transferee(s) with respect to such Forward Transferee(s) and to their Forward Transferee Shares; provided, that any representations, warranties, covenants and agreements of the Purchaser and any such Forward Transferee(s) shall be several and not joint and shall be made as to the Purchaser or any such Forward Transferee(s), as applicable, as to itself only;

(ii)              all of the rights and obligations of each Forward Transferee with respect to the Forward Purchase may not be transferred or assigned, at any time and from time to time and in whole or in part, except the rights and obligations of each Forward Transferee with respect to the Forward Purchase may be transferred or assigned, at any time and from time to time and in whole or in part to any affiliate of TPG, subject to the same terms and procedures as a transfer or assignment from the Purchaser to the Forward Transferees;

(iii)             upon a Forward Transferee’s execution and delivery of a Joinder Agreement, the number of Forward Purchase Shares permitted to be purchased by the Purchaser in the Forward Purchase hereunder shall be reduced by the total number of Forward Purchase Shares permitted to be purchased by the applicable Forward Transferee pursuant to the applicable Joinder Agreement, which reduction shall be evidenced by the Purchaser and the Company amending Schedule A to this Agreement to reflect each transfer and updating the “Number of Forward Purchase Shares”, and “Aggregate Purchase Price for Forward Purchase Shares” on the Purchaser’s signature page hereto to reflect such reduced number of Forward Purchase Shares. For the avoidance of doubt, this Agreement need not be amended and restated in its entirety, but only Schedule A and the Purchaser’s signature page hereto need be so amended and updated and executed by the Purchaser and the Company upon the occurrence of any such transfer of Forward Transferee Shares.

5.             Additional Agreements and Acknowledgements of the Purchaser.

(a)            Trust Account.

(i)               The Purchaser hereby acknowledges that it is aware that the Company will establish a trust account (the “Trust Account”) for the benefit of its public shareholders upon the IPO Closing. The Purchaser, for itself and its affiliates, hereby agrees that it has no right, title, interest or claim of any kind in or to any monies held in the Trust Account, or any other asset of the Company as a result of any liquidation of the Company, except for redemption and liquidation rights, if any, the Purchaser may have in respect of any Public Shares, if any, held by it.

(ii)               The Purchaser hereby agrees that it shall have no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future, except for redemption and liquidation rights, if any, the Purchaser may have in respect of any Public Shares held by it. In the event the Purchaser has any Claim against the Company under this Agreement, the Purchaser shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the property or any monies in the Trust Account, except for redemption and liquidation rights, if any, the Purchaser may have in respect of any Public Shares held by it.

(b)               Voting. The Purchaser hereby agrees that if the Company seeks shareholder approval of a proposed Business Combination, then in connection with such proposed Business Combination, the Purchaser shall vote any Class A Shares owned by it on the record date for the stockholder vote in favor of any proposed Business Combination. If the Purchaser fails to vote any Class A Shares it is required to vote hereunder in favor of a proposed Business Combination, the Purchaser hereby grants hereunder to the Company and any representative designated by the Company without further action by the Purchaser a limited irrevocable power of attorney to effect such vote on behalf of the Purchaser, which power of attorney shall be deemed to be coupled with an interest.

(c)               No Short Sales. Each Purchaser hereby agrees that neither it, nor any person or entity acting on its behalf or pursuant to any understanding with it, will engage in any Short Sales with respect to securities of the Company prior to the Business Combination Closing. For purposes of this Section 5, “Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), each of such foregoing instruments that is naked short, and short sales and other short transactions through non-U.S. broker dealers or foreign regulated brokers. Notwithstanding the foregoing, if the Company enters into a purchase agreement in respect of a private investment in public equity (a “PIPE Agreement”) with a non-TPG Party that either (1) does not include a restriction on Short Sales or (2) contains restrictions on Short Sales that are less restrictive than the restrictions in the first two sentences of this paragraph, the Purchaser will, in the case of (1), not be subject to the foregoing restriction on Short Sales or, in the case of (2), be subject to the restrictions on Short Sales set forth in the PIPE Agreement (in lieu of the foregoing restrictions), in each case, as of the date of the PIPE Agreement. Upon the entry into any such PIPE Agreement, the Company will provide the Purchaser with notice of any restriction on Short Sales contained in the PIPE Agreement. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets, the restriction on Short Sales set forth above shall not apply to other portfolio managers who manage other portions of such Purchaser’s assets and who make any Short Sales without reference to or knowledge of the Purchaser’s investment in the Forward Purchase Shares.

6.                 Listing. The Company will use commercially reasonable efforts to effect and maintain the listing of the Class A Shares on the New York Stock Exchange (or another national securities exchange).

7.                 Forward Closing Conditions.

(a)               The obligation of the Purchaser to purchase the Forward Purchase Shares at the Forward Closing under this Agreement shall be subject to the fulfillment, at or prior to such Forward Closing of each of the following conditions, any of which, to the extent permitted by applicable laws, may be waived by the Purchaser:

(i)               (A) With respect to the Forward Closing occurring on the date of the Business Combination Closing, the Business Combination shall be consummated substantially concurrently with, and immediately following, the purchase of the Forward Purchase Shares and (B) with respect to the Forward Closing occurring prior to the date of the Business Combination Closing, the Company shall not have delivered to the Purchaser a revocation of the Notice with respect to such Forward Purchase;

(ii)              The Company shall have delivered to the Purchaser a certificate evidencing the Company’s good standing as a Cayman Islands exempted company, as of a date within ten (10) Business Days of the Forward Closing;

(iii)             The representations and warranties of the Company set forth in Section 3 of this Agreement shall have been true and correct as of the date hereof and shall be true and correct as of such Forward Closing date, as applicable, with the same effect as though such representations and warranties had been made on and as of such date (other than any such representation or warranty that is made by its terms as of a specified date, which shall be true and correct as of such specified date), except where the failure to be so true and correct would not have a material adverse effect on the Company or its ability to consummate the transactions contemplated by this Agreement;

(iv)             The Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to such Forward Closing;

(v)              No order, writ, judgment, injunction, decree, determination, or award shall have been entered by or with any governmental, regulatory, or administrative authority or any court, tribunal, or judicial, or arbitral body, and no other legal restraint or prohibition shall be in effect, preventing the purchase by the Purchaser of the Forward Purchase Shares.

(b)               The obligation of the Company to sell the Forward Purchase Shares at the Forward Closing under this Agreement shall be subject to the fulfillment, at or prior to such Forward Closing of each of the following conditions, any of which, to the extent permitted by applicable laws, may be waived by the Company:

(i)               (A) With respect to the Forward Closing occurring on the date of the Business Combination Closing, the Business Combination shall be consummated substantially concurrently with, and immediately following, the purchase of the Forward Purchase Shares and (B) with respect to the Forward Closing occurring prior to the date of the Business Combination Closing, Company shall not have delivered to the Purchaser a revocation of the Notice with respect to such Forward Purchase;

(ii)              The representations and warranties of the Purchaser set forth in Section 2 of this Agreement shall have been true and correct as of the date hereof and shall be true and correct as of such Forward Closing date, as applicable, with the same effect as though such representations and warranties had been made on and as of such date (other than any such representation or warranty that is made by its terms as of a specified date, which shall be true and correct as of such specified date), except where the failure to be so true and correct would not have a material adverse effect on the Purchaser or its ability to consummate the transactions contemplated by this Agreement;

(iii)             The Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to such Forward Closing; and

(iv)            No order, writ, judgment, injunction, decree, determination, or award shall have been entered by or with any governmental, regulatory, or administrative authority or any court, tribunal, or judicial, or arbitral body, and no other legal restraint or prohibition shall be in effect, preventing the purchase by the Purchaser of the Forward Purchase Shares.

8.                 Termination. This Agreement may be terminated at any time prior to the Forward

Closing:

(a)               by mutual written consent of the Company and the Purchaser;

(b)               automatically:

(i)               if the IPO is not consummated on or prior to April 30, 2021; or

(ii)              if the Business Combination is not consummated within 24 months from the IPO Closing, unless extended upon approval of the Company’s shareholders in accordance with the organizational documents of the Company; or

(c)               pursuant to the third sentence of Section 9(t).

In the event of any termination of this Agreement pursuant to this Section 8, any Forward Purchase Price (and interest thereon, if any), if previously paid, and all Purchaser’s funds paid in connection herewith shall be promptly returned to the Purchaser, the Company shall ensure appropriate instruments are executed to ensure that the any holder of Class A Shares issued in the IPO will have no claim to such funds, and thereafter this Agreement shall forthwith become null and void and have no effect, without any liability on the part of the Purchaser or the Company and their respective directors, officers, employees, partners, managers, members, or shareholders and all rights and obligations of each of the parties shall cease; provided, however, that nothing contained in this Section 8 shall relieve either party from liabilities or damages arising out of any fraud or willful breach by such party of any of its representations, warranties, covenants or agreements contained in this Agreement.

9.                 General Provisions.

(a)               Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile (if any) during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next Business Day, (c) five (5) Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next Business Day delivery, with written verification of receipt. All communications sent to the Company shall be sent to:

TPG Pace Beneficial II Corp.,
301 Commerce St., Suite 3300,
Fort Worth, TX 76102
Attention: Jerry Neugebauer and Michael LaGatta
E-mail: officeofthegeneralcounsel@tpg.com

with a copy to the Company’s counsel at:

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
Attention: Alexander D. Lynch and Brian Parness
E-mail: Alex.Lynch@weil.com, Brian.Parness@weil.com

All communications to the Purchaser shall be sent to the Purchaser’s address as set forth on the signature page hereof, or to such e-mail address, facsimile number (if any) or address as subsequently modified by written notice given in accordance with this Section 9(a).

(b)               No Finder’s Fees. Each of the parties represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. The Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Purchaser or their respective officers, employees or representatives is responsible. The Company agrees to indemnify and hold harmless the Purchaser from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

(c)               Adjustments to Notional Amounts. In the event of any change to the capital structure of the Company, whether dilutive or otherwise, by way of a share dividend or share split, or any other dividend however described, the Forward Purchase Shares and the Forward Purchase Price will be adjusted to account for such changes.

(d)               Survival of Representations and Warranties. All of the representations and warranties contained herein shall survive the consummation of the transactions contemplated by this Agreement or (subject to Section 9 herein) the termination hereof.

(e)               Entire Agreement. This Agreement, together with any documents, instruments and writings that are delivered pursuant hereto or referenced herein, constitute the entire agreement and understanding of the parties hereto in respect of its subject matter and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.

(f)                Successors. All of the terms, agreements, covenants, representations, warranties, and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the parties hereto and their respective successors. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Notwithstanding the foregoing sentence, the parties acknowledge and agree that the Placement Agents are a third-party beneficiaries of the acknowledgements, representations, warranties and covenants of the parties contained in this Agreement.

(g)               Assignments. Except as otherwise specifically provided herein, no party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party.

(h)               Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

(i)                Headings. The section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

(j)                Governing Law. This Agreement, the entire relationship of the parties hereto, and any litigation between the parties (whether grounded in contract, tort, statute, law or equity) shall be governed by, construed in accordance with, and interpreted pursuant to the laws of the State of New York, without giving effect to its choice of laws principles.

(k)               Jurisdiction. The parties (i) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of New York and to the jurisdiction of the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in state courts of New York or the United States District Court for the Southern District of New York, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

(l)                Waiver of Jury Trial. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby.

(m)              Amendments. This Agreement may not be amended, modified or waived as to any particular provision, except with the prior written consent of the Company and the Purchaser.

(n)               Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any party hereto or to any circumstance, is adjudged by a governmental authority, arbitrator, or mediator not to be enforceable in accordance with its terms, the parties hereto agree that the governmental authority, arbitrator, or mediator making such determination will have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its reduced form, such provision will then be enforceable and will be enforced.

(o)               Expenses. Each of the Company and the Purchaser will bear its own costs and expenses incurred in connection with the performance of this Agreement and the consummation of the transactions contemplated hereby, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants. The Company shall be responsible for the fees of its transfer agent, stamp taxes and all The Depository Trust Company fees associated with the issuance of the Forward Purchase Shares.

(p)               Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party hereto because of the authorship of any provision of this Agreement. Any reference to any federal, state, local, or foreign law will be deemed also to refer to law as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant.

(q)               Waiver. No waiver by any party hereto of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent occurrence.

(r)                Confidentiality. Except as may be required by law, regulation or applicable stock exchange listing requirements, unless and until the transactions contemplated hereby and the terms hereof are publicly announced or otherwise publicly disclosed by the Company, the parties hereto shall keep confidential and shall not publicly disclose the existence or terms of this Agreement.

(s)               Specific Performance. The Purchaser agrees that irreparable damage may occur in the event any provision of this Agreement was not performed by the Purchaser in accordance with the terms hereof and that the Company shall be entitled to seek specific performance of the terms hereof, in addition to any other remedy at law or equity.

(t)                Purchaser Notice. Notwithstanding anything in this Agreement to the contrary, no less than ten (10) business days prior to the Business Combination Closing, the Company shall provide the Purchaser information about the terms of the Business Combination, including information about the target company in such Business Combination (such information, the “Information”). Following delivery of the Information, but no less than ten (10) business days prior to the Business Combination Closing, the Company shall provide written notice to the Purchaser of the anticipated Business Combination Closing date (“Company Notice”). If within five (5) business days after receiving the Company Notice (which five (5) business day period may be extended at the discretion of the Company), the Purchaser provides written notice to the Company that the Purchaser has determined that it no longer wishes to consummate the purchase of the Forward Purchase Shares pursuant to this Agreement, then the Sponsor will use commercially reasonable efforts to find an investor that will assume, or may itself assume or may cause its affiliate to assume, the Purchaser’s obligation to purchase the Forward Purchase Shares pursuant to this Agreement. If such Purchaser’s obligation has not been assumed pursuant to the foregoing sentence, the Company shall cancel the Purchaser’s obligation at least three (3) business days prior to the Business Combination Closing. For the avoidance of doubt, in the event the Purchaser’s obligations under this Agreement is assumed or cancelled, any restrictions on Short Sales contained in this Agreement shall terminate.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.

PURCHASER:

TPG HOLDINGS III, L.P.
By:	TPG Holdings III-A, L.P.,
its general partner
By:	TPG Holdings III-A, Inc.,
its general partner

By:
Name: Michael LaGatta
Title: Vice President

Address for Notices:

301 Commerce St., Suite 3300,
Fort Worth, TX 76102

E-mail: officeofthegeneralcounsel@tpg.com

COMPANY:

TPG PACE BENEFICIAL II CORP.

By:
Name: Eduardo Tamraz
Title: Secretary

SPONSOR:

TPG Pace Beneficial II Sponsor, Series LLC

By:
Name: Michael LaGatta
Title: Vice President

[Signature Page to Forward Purchase Agreement]

SCHEDULE A

SCHEDULE OF TRANSFERS OF FORWARD PURCHASE SHARES

The following transfers of a portion of the number of Forward Purchase Shares have been made:

Date of Transfer	Transferee	Number of Forward Purchase Shares Transferred	Purchaser Revised Forward Purchase Shares Amount

TO BE EXECUTED UPON ANY ASSIGNMENT OR FINAL DETERMINATION OF FORWARD PURCHASE SHARES:

Schedule A as of [•], 202 [•], accepted and agreed to as of this day of [•], 202 [•] by:

PURCHASER:

TPG HOLDINGS III, L.P.

By:
Name:
Title:

Address for Notices:

E-mail:

COMPANY:

TPG PACE BENEFICIAL II CORP.

By:
Name:
Title:

A-1

EXHIBIT A

REGISTRATION RIGHTS

1.         The Company shall (i) use commercially reasonable efforts to file within thirty (30) calendar days after the Business Combination Closing (the “Filing Date”) a registration statement on Form S-3, or if the Company is ineligible to use Form S-3, on Form S-1, for a secondary offering (including any successor registration statement covering the resale of the Registrable Securities a “Forward Registration Statement”) of (x) the Class A Shares and (y) any other equity security of the Company issued or issuable with respect to the securities referred to in clause (x) by way of a share dividend or share split, or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization and (z) any other shares of the Company that the Purchasers may have purchased in the open market (collectively, the “Registrable Securities”) pursuant to Rule 415 under the Securities Act; (ii) to use commercially reasonable efforts to cause a Forward Registration Statement to be declared effective under the Securities Act as soon as practicable after the filing thereof but no later than the earlier of (i) the 90th calendar day (or 120th calendar day if the SEC notifies the Company that it will “review” the Registration Statement) following the Business Combination Closing and (ii) the 10th Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Date”); provided however, that the Company’s obligation to include the Registrable Securities in the Forward Registration Statement are contingent upon the Purchaser furnishing in writing to the Company such information regarding the Purchaser, the securities of the Company held by the Purchaser and the intended method of disposition of the Registrable Securities as shall be reasonably requested by the Company to effect the registration of the Registrable Securities, and the Purchaser shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations, including providing that the Company shall be entitled to postpone and suspend the effectiveness or use of the Forward Registration Statement as permitted hereunder. The Company shall maintain each Forward Registration Statement in accordance with the terms hereof, and shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements as may be necessary to keep such Forward Registration Statement continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities included on such Forward Registration Statement. In the event the Company files a Forward Registration Statement on Form S-1, the Company shall use its commercially reasonable efforts to convert the Form S-1 to a Form S-3 as soon as practicable after the Company is eligible to use Form S-3. For purposes of clarification, any failure by the Company to file the Registration Statement by the Filing Date or to effect such Registration Statement by the Effectiveness Date shall not otherwise relieve the Company of its obligations to file or effect the Registration Statement as set forth in this Exhibit A.

Exhibit A-1

2.          In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform the Purchaser as to the status of such registration, qualification, exemption and compliance. At its expense the Company shall:

(i)       except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of a Forward Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Company determines to obtain, continuously effective with respect to the Purchaser, and to keep the applicable Forward Registration Statement or any subsequent shelf Forward Registration Statement free of any material misstatements or omissions, until the earlier of the following: (i) the Purchaser ceases to hold any Registrable Securities or (ii) the date all Registrable Securities held by the Purchaser may be sold without restriction under Rule 144, including without limitation, any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144 and without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), and (iii) three (3) years from the Effective Date of the Forward Registration Statement. “Effective Date” as used herein shall mean the date on which the Forward Registration Statement is first declared effective by the SEC. The period of time during which the Company is required hereunder to keep a Forward Registration Statement effective is referred to herein as the “Registration Period”;

(ii)       during the Registration Period, advise the Purchaser within five (5) Business Days:

(1)     when a Forward Registration Statement or any amendment thereto has been filed with the SEC and when such Forward Registration Statement or any post-effective amendment thereto has become effective;

(2)       of any request by the SEC for amendments or supplements to any Forward Registration Statement or the prospectus included therein or for additional information;

(3)       after it shall have received notice or obtained knowledge of the issuance by the SEC of any stop order suspending the effectiveness of any Forward Registration Statement or the initiation of any proceeding for such purpose;

(4)      of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(5)       subject to the provisions in this Subscription Agreement, of the occurrence of any event that requires the making of any changes in any Forward Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading.

Exhibit A-2

(iii)       during the Registration Period, use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Forward Registration Statement as soon as reasonably practicable;

(iv)      during the Registration Period, upon the occurrence of any event contemplated in Section 2(ii)(5) above, except for such times as the Company is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Forward Registration Statement, the Company shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Forward Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(v)        during the Registration Period, use its commercially reasonable efforts to cause all Registrable Securities to be listed on each securities exchange or market, if any, on which the Existing Parent Class A Shares issued by the Company have been listed; and

(vi)     during the Registration Period, use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby and to enable the Purchaser to sell the Registrable Securities under Rule 144.

3.         Notwithstanding anything to the contrary in this Agreement, the Company shall be entitled to delay or postpone the effectiveness of the Forward Registration Statement, and from time to time to require the Purchaser not to sell under the Forward Registration Statement or to suspend the effectiveness thereof, if the negotiation or consummation of a transaction by the Company or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event the Company’s Board of Directors reasonably believes, upon the advice of legal counsel, would require additional disclosure by the Company in the Forward Registration Statement of material information that the Company has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Forward Registration Statement would be expected, in the reasonable determination of the Company’s Board of Directors, upon the advice of legal counsel, to cause the Forward Registration Statement to fail to comply with applicable disclosure requirements or is otherwise necessary for the Registration Statement to not contain a material misstatement or omission (each such circumstance, a “Suspension Event”); provided, however, that the Company may not delay or suspend the Forward Registration Statement on more than two occasions or for more than sixty (60) consecutive calendar days, or more than ninety (90) total calendar days, in each case during any twelvemonth period. Upon receipt of any written notice from the Company of the happening of any Suspension Event during the period that the Forward Registration Statement is effective or if as a result of a Suspension Event the Forward Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein (in the case of a Forward Registration Statement) or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, the Purchaser agrees that (i) it will immediately discontinue offers and sales of the Registrable Securities under the Forward Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until the Purchaser receives copies of a supplemental or amended prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Company unless otherwise required by law or subpoena. If so directed by the Company, the Purchaser will deliver to the Company or, in the Purchaser’s sole discretion destroy, all copies of the prospectus covering the Registrable Securities in the Purchaser’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Registrable Securities shall not apply (i) to the extent the Purchaser is required to retain a copy of such prospectus (a) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (b) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data backup.

Exhibit A-3

4.         The Purchaser may deliver written notice (including via email in accordance with Section 9(a) of the Agreement) (an “Opt-Out Notice”) to the Company requesting that the Purchaser not receive notices from the Company otherwise required by this Section 5; provided, however, that the Purchaser may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from the Purchaser (unless subsequently revoked), (i) the Company shall not deliver any such notices to the Purchaser and the Purchaser shall no longer be entitled to the rights associated with any such notice and (ii) each time prior to the Purchaser’s intended use of an effective Forward Registration Statement, the Purchaser will notify the Company in writing at least two (2) Business Days in advance of such intended use, and if a notice of a Suspension Event was previously delivered (or would have been delivered but for the provisions of this Section 5 and the related suspension period remains in effect, the Company will so notify the Purchaser, within one (1) Business Day of the Purchaser’s notification to the Company, by delivering to the Purchaser a copy of such previous notice of Suspension Event, and thereafter will provide the Purchaser with the related notice of the conclusion of such Suspension Event immediately upon its availability.

Exhibit A-4

EXHIBIT B

JOINDER TO FORWARD PURCHASE AGREEMENT

Each of the undersigned is executing and delivering this Joinder (this “Joinder”) pursuant to the Forward Purchase Agreement, dated as of March [●], 2021 (the “Forward Purchase Agreement”), between TPG Pace Beneficial II Corp., a Cayman Islands exempted company (the “Company”), and TPG Holdings III, L.P. (the “Purchaser”), a Delaware limited partnership.

By executing and delivering this Joinder to the Company, each of the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Forward Purchase Agreement as a Purchaser as of the date hereof in the same manner as if the undersigned were an original signatory to the Forward Purchase Agreement.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

Exhibit B-1

TRANSFEREE:

Signature of Transferee:	Signature of Joint Transferee, if applicable:

By:	By:

Name:	Name:
Title:	Title:

Date: ,	Name of Joint Transferee, if applicable:

Name of Transferee:
(Please Print. Please indicate name and capacity of person signing above)

(Please Print. Please indicate name and capacity of person signing above)

Name in which securities are to be registered
(if different):

Email Address:

If there are joint investors, please check one:

☐ Joint Tenants with Rights of Survivorship

☐ Tenants-in-Common

☐ Community Property

Transferee’s EIN:	Joint Transferee’s EIN:

Business Address-Street:	Mailing Address-Street (if different):

City, State, Zip:	City, State, Zip:

Attn:	Attn:

Telephone No.:	Telephone No.:

Facsimile No.:	Facsimile No.:

Exhibit B-2

[To be completed by the Company]

Number of Forward Purchase Shares:
Aggregate Purchase Price for Forward Purchase Shares:	$

Exhibit B-3